UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR SECTION 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 28, 2026

Teledyne Technologies Incorporated
(Exact name of registrant as specified in its charter)

Delaware	1-15295	25-1843385
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
	1049 Camino Dos Rios Thousand Oaks, California	91360-2362
	(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (805) 373-4545
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name on each exchange on which registered
Common Stock, par value $.01 per share	TDY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note:

As previously disclosed, on September 28, 2026, Teledyne Technologies Incorporated ("Teledyne") filed a current report on Form 8-K (the “Original Filing”) to report that Jason VanWees will be retiring as Vice Chairman of Teledyne, effective February 1, 2027. This Amendment to the Original Filing is being filed to disclose compensation arrangements that were not finally determined or available at the time of the Original Filing.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers

(e) On September 28, 2026, Teledyne Technologies Incorporated (“Teledyne”) announced that Jason VanWees was retiring as Vice Chairman effective February 1, 2027. On September 25, 2026, Teledyne and Mr. VanWees entered into a Separation, Cooperation and General Release Agreement (the “Separation Agreement”) which becomes effective on October 3, 2026 following a seven-day revocation period. The Separation Agreement provides in part that:

•Mr. VanWees will retire as Vice Chairman as planned on February 1, 2027 and thereafter will serve as strategic advisor to the Executive Chairman through May 3, 2027 (the “Separation Date”);
•Additionally, through December 31, 2027, Mr. VanWees will provide reasonable assistance and cooperation to Teledyne and its affiliates in connection with matters arising from, relating to, or occurring during his employment with Teledyne and about which he possesses relevant knowledge;
•During the period Mr. VanWees serves as a strategic advisor through the Separation Date, he will receive his regular base salary and be entitled to take any remaining accrued vacation time; and
•In exchange for his agreements in the Separation Agreement, including the cooperation and non-solicitation provisions, Teledyne will pay Mr. VanWees a lump sum payment of $170,000, less standard deductions and withholding, within 30 days following the Separation Date.

The Separation Agreement includes a general release of claims, limited non-solicitation and non-disparagement provisions, non-disclosure agreements and other customary terms and conditions. A copy of the Separation Agreement is attached as Exhibit 10.1 to this Amended Current Report on Form 8-K and is incorporated herein in its entirety by reference.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit 10.1	Separation, Cooperation, and General Release Agreement, between Jason VanWees and Teledyne Technologies Incorporated
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELEDYNE TECHNOLOGIES INCORPORATED

By:	/s/ Melanie S. Cibik
Melanie S. Cibik
Executive Vice President, General Counsel, Chief Compliance Officer and Secretary
Dated: October 2, 2026